Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference July 27, 2005, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com .

Contact: Mark A. Steinkrauss, Vice President, Corporate Relations (312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS SECOND QUARTER OPERATING RESULTS

CHICAGO - July 27, 2005 - Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $965.6 million for the second quarter of 2005, up 3% from $934.6 million in the comparable period a year ago. Operating income was $107.9 million in the second quarter compared to operating income of $110.5 million in the second quarter of 2004. Net income available to common and diluted earnings per share for second quarter 2005 were $99.3 million and $0.85 respectively. In the second quarter 2004, net income available to common and diluted earnings per share were $41.3 million and $0.36 respectively.

The company issued a stock dividend of Special Common shares on May 13, 2005, which effectively doubled the number of common shares outstanding. Prior period earnings per share and shares outstanding have been retroactively adjusted to reflect the new capital structure.

President's Comments
"TDS total revenues grew 3.3 percent to $966 million for the quarter driven by growth of the subscriber bases of TDS's wireless and wireline operations," said LeRoy T. Carlson, Jr. president and chief executive officer. "U.S. Cellular added 94,000 customers, while TDS Telecom's ILEC and CLEC operations added a combined total of 5,100 equivalent access lines. Consolidated operating income for the quarter totaled $108 million.

"U.S. Cellular is growing profitably and expanding strategically, while remaining true to its customer satisfaction strategy. The company's continued focus on high levels of customer satisfaction resulted in an admirable 1.4 percent postpay churn rate for the quarter, which is well below the industry average of over 2 percent. The company has maintained a very low post-pay churn rate for some time. U.S. Cellular also continued to be very successful with its data-service offerings and recorded strong data revenue growth in the quarter.

"At TDS Telecom's ILEC, access line equivalents were up 1.2 percent year-over-year and were up sequentially from the previous quarter as well. This is commendable performance in a very competitive industry sector. The ILEC's DSL subscribers now total 54,200, representing growth of 72 percent compared to the second quarter of 2004. This ongoing growth of its high-speed data offerings allows the company to make progress toward its goal of being the preferred broadband provider in the markets it serves. TDS Telecom is providing long distance to 310,000 access lines, an increase of 10 percent year-over-year. The company's long distance product is at the center of many of its bundled service offerings and has proven to be very popular with customers.

"At TDS Metrocom, TDS Telecom's CLEC operations, revenues grew 1.2 percent for the quarter. The CLEC's access line equivalents were up 12 percent year-over-year, totaling 442,900. As with TDS Telecom's ILEC operations, sales of DSL were also strong, with customers growing 34 percent from the second quarter of 2004 to 33,500.

"We are also very pleased that TDS Telecom's combined ILEC and CLEC businesses outperformed all major carriers in the North Central Region of the U.S. in overall customer satisfaction in J.D. Power and Associates' 2005 Residential All-Distance Telephone Customer Satisfaction Study. The study, released earlier this month, shows TDS Telecom outperforming national and regional carriers in the region. This is the first time that TDS Telecom combined ILEC and CLEC operations were formally included in this study and the results demonstrate the company's success in selling long distance and local service combinations to its customers."

Second Quarter Items
In the quarter TDS received a $105.7 million dividend, before taxes, from Deutsche Telekom. Deutsche Telekom did not pay a dividend in 2004.

Additionally, TDS Telecom subsidiaries repaid approximately $127 million in principal amount of notes to several governmental agencies. Related to the repayment, the company incurred an additional $1.5 million in expenses for prepayment penalties and unamortized debt issuance costs.

As previously announced, TDS and its subsidiaries will hold a joint teleconference July 27, 2005, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=67422&eventID=1101146 or the conference call page of the Investor Relations section of www.teldta.com. Or connect by telephone at 888/245-6674 with a pass code of 7842057. The conference call will be archived on the conference call section of the TDS web site at www.teldta.com. Prior to the start of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. As of June 30, 2005, the company employed 11,600 people and served 6.4 million customers/units in 36 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements

2

include, but are not limited to: changes in circumstances or events that may affect the ability of U.S. Cellular to successfully launch operations in the licensed areas included in the AT&T Wireless transaction completed in August 2003; the ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly service revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the web sites at:
TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom: www.tdsmetro.com

3
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	44,690	44,576	44,391	45,581	45,581
All customers -
Customer units	5,227,000	5,127,000	4,945,000	4,828,000	4,684,000
Gross customer unit activations	340,000	426,000	408,000	387,000	365,000
Net customer unit activations	94,000	182,000	150,000	144,000	137,000
Market penetration (1)	11.70%	11.50%	11.14%	10.59%	10.28%
Retail customers -
Customer units	4,688,000	4,601,000	4,478,000	4,395,000	4,284,000
Gross customer unit activations	317,000	365,000	358,000	354,000	328,000
Net customer unit activations	81,000	123,000	105,000	111,000	104,000

Cell sites in service	5,034	4,899	4,856	4,713	4,420
Average monthly revenue per unit (2)	$44.51	$44.28	$46.12	$48.49	$47.79
Retail service revenue per unit (2)	$39.42	$39.04	$40.55	$41.51	$41.58
Inbound roaming revenue per unit (2)	$2.24	$1.98	$2.47	$3.39	$3.21
Long-distance/other revenue per unit (2)	$2.85	$3.26	$3.10	$3.59	$3.00
Minutes of use (MOU) (3)	627	584	568	553	542
Postpay churn rate per month (4)	1.4%	1.5%	1.6%	1.6%	1.5%
Marketing cost per gross
customer unit addition (5)	$460	$394	$442	$410	$392
Construction Expenditures (000s)	$143,800	$112,200	$260,300	$131,700	$162,500

(1)	Market penetration is calculated using 2004 Claritas population estimates for 6/30/05 and 3/31/05 and 2003 Claritas estimates for all periods of 2004. "Total population" represents the total population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 6/30/05 total population counts include the population of the market acquired from Cingular Wireless in April 2005. The total population counts on and after 12/31/04 exclude the population of the two markets sold to ALLTEL in November 2004. The 9/30/04 and 6/30/04 total population counts include the population of the market added to consolidated operations as of 1/1/04. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period, nor are the population counts of markets for which Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, was the winning bidder in the Federal Communications Commission's Auction 58 that concluded in February 2005.
(2)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:
Service Revenues per Financial Highlights	$691,574	$668,792	$673,223	$691,964	$662,658
Components:
Retail service revenue during quarter	$612,427	$589,674	$591,972	$592,411	$576,541
Inbound roaming revenue during quarter	$34,844	$29,883	$36,027	$48,402	$44,516
Long-distance/other revenue during quarter	$44,303	$49,235	$45,224	$51,151	$41,601

Divided by average customers during quarter(000s)	5,179	5,035	4,866	4,757	4,622
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$44.51	$44.28	$46.12	$48.49	$47.79
Retail service revenue per unit	$39.42	$39.04	$40.55	$41.51	$41.58
Inbound roaming revenue per unit	$2.24	$1.98	$2.47	$3.39	$3.21
Long-distance/other revenue per unit	$2.85	$3.26	$3.10	$3.59	$3.00

(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular's web site, along with additional information related to U.S. Cellular's second quarter results, at www.uscellular.com.

4
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
TDS Telecom
ILEC:
Access line equivalents (1)	734,200	734,000	730,400	725,500	725,600
Access lines	645,800	649,300	652,300	658,200	660,400
Dial-up Internet service accounts	94,500	98,200	101,300	104,800	112,100
Digital Subscriber Lines (DSL) customers	54,200	49,300	41,900	33,000	31,500
Long Distance customers	310,000	302,400	295,000	289,000	280,900
Construction Expenditures (000s)	$18,800	$16,100	$27,000	$31,500	$27,000
CLEC:
Access line equivalents (1)	442,900	438,000	426,800	412,500	395,600
Dial-up Internet service accounts	16,000	17,100	18,200	19,100	20,300
Percent of access lines on-switch	89.8%	88.8%	87.9%	86.8%	85.7%
Digital Subscriber Lines (DSL) customers	33,500	31,600	29,000	27,000	25,000
Construction Expenditures (000s)	$7,200	$4,300	$12,800	$7,300	$8,500

(1)	Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

5
TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended June 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2005	2004	Amount	Percent

Operating Revenues
U.S. Cellular	$741,922	$712,225	$29,697	4.2%
TDS Telecom	223,636	222,363	1,273	0.6%

	965,558	934,588	30,970	3.3%

Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	548,391	524,688	23,703	4.5%
Depreciation, amortization and accretion	126,467	122,249	4,218	3.5%
(Gain) on assets held for sale	—	(582)	582	N/M

	674,858	646,355	28,503	4.4%

TDS Telecom
Expenses excluding depreciation and amortization	141,744	135,600	6,144	4.5%
Depreciation and amortization	41,104	42,162	(1,058)	(2.5%	)

	182,848	177,762	5,086	2.9%

Total Operating Expenses	857,706	824,117	33,589	4.1%

Operating Income
U.S. Cellular	67,064	65,870	1,194	1.8%
TDS Telecom	40,788	44,601	(3,813)	(8.5%	)

	107,852	110,471	(2,619)	(2.4%	)

Investment and Other Income (Expense)
Investment income	16,520	18,532	(2,012)	(10.9%	)
Interest and dividend income	118,814	5,246	113,568	N/M
Gain (loss) on investments	—	(1,830)	1,830	N/M
Interest expense	(54,532)	(48,422)	(6,110)	(12.6%	)
Other income (expense), net	(4,381)	(2,147)	(2,234)	(104.1%	)

	76,421	(28,621)	105,042	N/M

Income Before Income Taxes and Minority Interest	184,273	81,850	102,423	125.1%
Income tax expense	76,005	31,277	44,728	143.0%

Income Before Minority Interest	108,268	50,573	57,695	114.1%
Minority share of income	(8,907)	(9,179)	272	3.0%

Net Income	99,361	41,394	57,967	140.0%
Preferred dividend requirement	(52)	(50)	(2)	N/M

Net Income Available to Common	$99,309	$41,344	$57,965	140.2%

Basic Weighted Average Common Shares Outstanding (000s)	115,224	114,539	685	0.6%
Basic Earnings Per Share	$0.86	$0.36	$0.50	138.9%

Diluted Weighted Average Common Shares Outstanding (000s)	115,959	115,158	801	0.7%
Diluted Earnings Per Share	$0.85	$0.36	$0.49	136.1%

N/M	- Percentage change not meaningful

6
TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Six Months Ended June 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2005	2004	Amount	Percent

Operating Revenues
U.S. Cellular	$1,450,357	$1,369,875	$80,482	5.9%
TDS Telecom	443,367	435,225	8,142	1.9%

	1,893,724	1,805,100	88,624	4.9%

Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,093,339	1,040,305	53,034	5.1%
Depreciation, amortization and accretion	253,717	236,143	17,574	7.4%
(Gain) on assets held for sale	—	(725)	725	N/M

	1,347,056	1,275,723	71,333	5.6%

TDS Telecom
Expenses excluding depreciation and amortization	280,705	262,019	18,686	7.1%
Depreciation and amortization	82,671	83,720	(1,049)	(1.3%	)

	363,376	345,739	17,637	5.1%

Total Operating Expenses	1,710,432	1,621,462	88,970	5.5%

Operating Income
U.S. Cellular	103,301	94,152	9,149	9.7%
TDS Telecom	79,991	89,486	(9,495)	(10.6%	)

	183,292	183,638	(346)	(0.2%	)

Investment and Other Income (Expense)
Investment income	30,753	33,162	(2,409)	(7.3%	)
Interest and dividend income	126,633	8,142	118,491	N/M
Gain (loss) on investments	500	(1,830)	2,330	N/M
Interest expense	(106,388)	(95,243)	(11,145)	(11.7%	)
Other income (expense), net	(8,574)	(2,674)	(5,900)	N/M

	42,924	(58,443)	101,367	173.4%

Income Before Income Taxes and Minority Interest	226,216	125,195	101,021	80.7%
Income tax expense	92,153	51,382	40,771	79.3%

Income Before Minority Interest	134,063	73,813	60,250	81.6%
Minority share of income	(14,157)	(12,687)	(1,470)	(11.6%	)

Net Income	119,906	61,126	58,780	96.2%
Preferred dividend requirement	(102)	(101)	(1)	N/M

Net Income Available to Common	$119,804	$61,025	$58,779	96.3%

Basic Weighted Average Common Shares Outstanding (000s)	115,112	114,437	675	0.6%
Basic Earnings Per Share	$1.04	$0.53	$0.51	96.2%

Diluted Weighted Average Common Shares Outstanding (000s)	115,926	114,943	983	0.9%
Diluted Earnings Per Share	$1.03	$0.53	$0.50	94.3%

N/M	- Percentage change not meaningful

7
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

ASSETS

	June 30, 2005	December 31, 2004

Current Assets
Cash and cash equivalents	$1,132,739	$1,168,581
Accounts receivable from customers and other	449,623	440,075
Deferred income tax asset	20,601	36,040
Materials and supplies, at average cost	67,184	91,556
Other current assets	59,660	73,965

	1,729,807	1,810,217

Investments
Licenses	1,362,434	1,228,801
Goodwill	823,399	823,259
Customer lists	20,952	24,915
Marketable equity securities	2,821,208	3,398,804
Investments in unconsolidated entities	211,011	206,763
Other investments	22,710	23,039

	5,261,714	5,705,581

Property, Plant and Equipment, net
U.S. Cellular	2,450,296	2,439,719
TDS Telecom	915,965	945,762

	3,366,261	3,385,481

Other Assets and Deferred Charges	90,952	92,562

Total Assets	$10,448,734	$10,993,841

8a
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2005	December 31, 2004

Current Liabilities
Current portion of long-term debt	$2,727	$38,787
Notes payable	50,000	30,000
Accounts payable	274,288	323,256
Customer deposits and deferred revenues	124,380	119,380
Accrued taxes	148,125	76,266
Accrued compensation	50,291	71,707
Other current liabilities	82,407	81,927

	732,218	741,323

Deferred Liabilities and Credits
Net deferred income tax liability	1,420,201	1,466,649
Derivative Liability	699,348	1,210,500
Other deferred liabilities and credits	231,595	217,208

	2,351,144	2,894,357

Long-term Debt	3,568,294	3,664,243

Minority Interest in Subsidiaries	527,185	499,306

Preferred Shares	3,864	3,864

Common Stockholders' Equity
Common Shares, $.01 par value	564	564
Special Common Shares, $.01 par value	633	—
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,819,953	1,823,161
Treasury Shares, at cost
Common Shares	(215,385)	(449,173)
Special Common Shares	(215,385)	—
Accumulated other comprehensive income	333,945	373,505
Retained earnings	1,541,640	1,442,627

	3,266,029	3,190,748

Total Liabilities and Stockholders' Equity	$10,448,734	$10,993,841

8b
BALANCE SHEET HIGHLIGHTS JUNE 30, 2005 (Unaudited, dollars in thousands)

	U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated

Cash and cash equivalents	$17,562	$352,545	$762,632	$—	$1,132,739
Affiliated cash investments	—	430,900	—	(430,900)	—
Notes receivable - affiliates	—	—	340,665	(340,665)	—

	$17,562	$783,445	$1,103,297	$(771,565)	$1,132,739

Licenses, goodwill and customer lists	$1,809,444	$397,341	$—	$—	$2,206,785
Marketable equity securities	251,115	67,508	2,502,585	—	2,821,208
Investment in unconsolidated entities	166,310	20,071	32,849	(8,219)	211,011
Other investments	4,753	14,581	3,376	—	22,710

	$2,231,622	$499,501	$2,538,810	$(8,219)	$5,261,714

Property, Plant and
Equipment, net	$2,450,296	$915,965	$—	$—	$3,366,261

Notes payable: external	$50,000	$—	$—	$—	$50,000
cash management	—	—	430,900	(430,900)	—
intercompany	—	340,665	—	(340,665)	—

	$50,000	$340,665	$430,900	$(771,565)	$50,000

Forward contracts	$159,856	$41,182	$1,497,328	$—	$1,698,366

Long-term Debt:
Current portion	$—	$378	$2,349	$—	$2,727
Non-current portion	1,001,158	4,522	864,248	—	1,869,928

Total	$1,001,158	$4,900	$866,597	$—	$1,872,655

Preferred Shares	$—	$—	$3,864	$—	$3,864

Construction expenditures:
Quarter ended 6/30/05	$143,743	$26,040	$1,733		$171,516
Six Months ended 6/30/05	$255,986	$46,396	$2,474		$304,856

9
TDS Telecom Highlights Three Months Ended June 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2005	2004	Amount	Percent

Local Telephone Operations
Operating Revenues
Local service	$50,320	$51,219	$(899)	(1.8%	)
Network access and long-distance	91,217	89,496	1,721	1.9%
Miscellaneous	23,066	22,802	264	1.2%

	164,603	163,517	1,086	0.7%

Operating Expenses
Network operations	42,891	39,184	3,707	9.5%
Customer operations	23,816	22,774	1,042	4.6%
Corporate expenses	20,291	20,263	28	0.1%
Depreciation and amortization	33,582	32,425	1,157	3.6%

	120,580	114,646	5,934	5.2%

Operating Income	$44,023	$48,871	$(4,848)	(9.9%	)

Competitive Local Exchange Carrier Operations
Revenues	$60,510	$59,781	$729	1.2%

Expenses excluding depreciation and amortization	56,223	54,314	1,909	3.5%
Depreciation and amortization	7,522	9,737	(2,215)	(22.7%	)

	63,745	64,051	(306)	(0.5%	)

Operating (Loss)	$(3,235)	$(4,270)	$1,035	24.2%

Intercompany revenues	$(1,477)	$(935)	$(542)	N/M
Intercompany expenses	(1,477)	(935)	(542)	N/M

	—	—	—	N/M

Total TDS Telecom Operating Income	$40,788	$44,601	$(3,813)	(8.5%	)

N/M	- Percentage change not meaningful.

10
TDS Telecom Highlights Six Months Ended June 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2005	2004	Amount	Percent

Local Telephone Operations
Operating Revenues
Local service	$99,881	$101,646	$(1,765)	(1.7%	)
Network access and long-distance	181,313	177,683	3,630	2.0%
Miscellaneous	45,186	43,307	1,879	4.3%

	326,380	322,636	3,744	1.2%

Operating Expenses
Network operations	86,501	73,701	12,800	17.4%
Customer operations	46,589	45,954	635	1.4%
Corporate expenses	40,776	40,494	282	0.7%
Depreciation and amortization	67,846	64,972	2,874	4.4%

	241,712	225,121	16,591	7.4%

Operating Income	$84,668	$97,515	$(12,847)	(13.2%	)

Competitive Local Exchange Carrier Operations
Revenues	$119,725	$114,517	$5,208	4.5%

Expenses excluding depreciation and amortization	109,577	103,798	5,779	5.6%
Depreciation and amortization	14,825	18,748	(3,923)	(20.9%	)

	124,402	122,546	1,856	1.5%

Operating (Loss)	$(4,677)	$(8,029)	$3,352	41.7%

Intercompany revenues	$(2,738)	$(1,928)	$(810)	N/M
Intercompany expenses	(2,738)	(1,928)	(810)	N/M

	—	—	—	N/M

Total TDS Telecom Operating Income	$79,991	$89,486	$(9,495)	(10.6%	)

N/M	- Percentage change not meaningful.

11